LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

Seeks long-term capital appreciation

KEMPER SMALL CAP
VALUE FUND

"... We preserved capital to a greater extent than our benchmark in the volatile technology and communications services areas, overvalued sectors that were underweighted in the portfolio. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

9
INDUSTRY SECTORS

10
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

19
FINANCIAL STATEMENTS

22
FINANCIAL HIGHLIGHTS

24
NOTES TO FINANCIAL STATEMENTS

28
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER SMALL CAP VALUE FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper Small Cap Value Fund Class A                                               -7.1
Kemper Small Cap Value Fund Class B                                              -7.87
Kemper Small Cap Value Fund Class C                                              -7.71
Lipper Small-Cap Value Funds Category Average*                                   12.36

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS A                        $16.49     $17.75
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS B                        $15.80     $17.15
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS C                        $15.91     $17.24
 .........................................................

 KEMPER SMALL CAP VALUE FUND
 RANKINGS AS OF 11/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL CAP VALUE FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #307 of 313 funds     #309 of 313 funds     #308 of 313 funds
 ....................................................................................
    3-YEAR       #196 of 205 funds     #199 of 205 funds     #197 of 205 funds
 ....................................................................................
    5-YEAR       #109 of 114 funds     #111 of 114 funds     #110 of 114 funds
 ....................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER SMALL CAP VALUE FUND IN THE SMALL-CAP
                           VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR
                           A DESCRIPTION OF INVESTMENT POLICIES.

LIQUIDITY A measure of how easy or hard it is to buy or sell a stock. Large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers both greater risk and greater return potential: Investors who wish to sell a less-liquid stock may find it difficult to secure a buyer but may also be able to dictate a higher price if the stock is in demand.

MOMENTUM INVESTOR One who invests in stocks that are rising and are perceived to have strong potential for further price gains.
NARROW MARKET A period when market leadership is concentrated among a relatively small number of stocks.

PRICE-TO-EARNINGS RATIO A price-to-earnings ratio, often referred to as "P/E" or "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

VALUATION The level at which an asset or a company is trading, or the analytical technique used to determine the value of an asset or a company.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[EYSENBACH PHOTO]

JAMES (MAC) EYSENBACH IS THE LEAD PORTFOLIO MANAGER FOR KEMPER SMALL CAP VALUE FUND. EYSENBACH JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1991. HE IS A CHARTERED FINANCIAL ANALYST. HE HOLDS AN M.B.A. DEGREE IN FINANCE FROM THE ANDERSON SCHOOL AT UCLA.

PORTFOLIO MANAGER CALVIN YOUNG ALSO CONTRIBUTES HIS INVESTMENT MANAGEMENT EXPERIENCE TO THE FUND. HE JOINED THE ORGANIZATION IN 1990. YOUNG EARNED AN M.B.A. FROM GOLDEN GATE UNIVERSITY, IN SAN FRANCISCO.

JENNIFER CARTER JOINED THE FUND'S PORTFOLIO MANAGEMENT TEAM IN 2000. SHE HAS BEEN WITH THE ORGANIZATION SINCE 1992. CARTER IS A CHARTERED FINANCIAL ANALYST AND RECEIVED AN S.M. DEGREE IN MANAGEMENT FROM THE MIT SLOAN SCHOOL.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE A REBOUND IN KEMPER SMALL CAP VALUE FUND'S RELATIVE RESULTS DURING THE SECOND HALF OF FISCAL YEAR 2000, THE FUND WAS UNABLE TO OVERCOME A LARGE PERFORMANCE DEFICIT INCURRED BETWEEN NOVEMBER 1999 AND FEBRUARY 2000, A TIME WHEN GROWTH-ORIENTED MOMENTUM INVESTING REACHED ITS ZENITH. LEAD PORTFOLIO MANAGER MAC EYSENBACH TELLS HOW HE HAS POSITIONED THE PORTFOLIO TO BENEFIT FROM THE VALUE-ORIENTED STOCK MARKET THAT BEGAN TO EMERGE THIS PAST SUMMER AND THAT HE BELIEVES WILL CONTINUE IN THE COMING YEAR.

Q     HOW DID KEMPER SMALL CAP VALUE FUND PERFORM BETWEEN NOVEMBER 30, 1999, AND
NOVEMBER 30, 2000?

A     It was a disappointing year. The average small-cap value fund rose 12.36 percent for the period (as measured by Lipper, Inc.) while Kemper Small Cap Value Fund fell 7.10 percent (Class A shares, unadjusted for sales charge). Our strict valuation discipline and diversified portfolio structure were not rewarded during the narrow momentum-driven market that developed in late 1999 and continued into 2000. Small-cap funds willing to stretch their valuation parameters during that period tended to outperform funds with a rigorous commitment to value based on traditional fundamental investment criteria (such as price-to-earnings and price-to-book ratios).

  The unmanaged Russell 2000 index, a broad group of small-company stocks, fell
0.58 percent for the 12 months ended November 30, 2000. We did well with our selections of financial, utility, and consumer staples stocks, outperforming the index in these sectors. However, these gains were more than offset by our failure to capitalize on significant turnaround trends in other sectors. Health care and energy stocks were the two best-performing sectors within the Russell 2000 for the 12 months ended November 30, 2000, and we lagged in both sectors as we missed the best-performing stocks. Still,

TOTAL RETURN BY SECTOR

12 MONTHS ENDED NOVEMBER 30, 2000

                                    KEMPER SMALL CAP
                                       VALUE FUND      RUSSELL 2000 INDEX
-----------------------------------------------------------------------------
    HEALTH CARE                           34.2%               59.1%
 .............................................................................
    ENERGY                                 4.1                58.3
 .............................................................................
    UTILITIES                             46.3                31.9
 .............................................................................
    FINANCIALS                            18.6                10.2
 .............................................................................
    CAPITAL GOODS                          8.9                 9.9
 .............................................................................
    TRANSPORTATION                       -42.2                 3.7
 .............................................................................
    CONSUMER STAPLES                       5.1                 2.0
 .............................................................................
    CONSUMER CYCLICALS                   -13.1               -13.0
 .............................................................................
    BASIC MATERIALS                      -17.5               -15.4
 .............................................................................
    COMMUNICATIONS                       -51.5               -66.7
 .............................................................................
    TECHNOLOGY                           -23.8               -31.1
 .............................................................................

SOURCE: ZURICH SCUDDER INVESTMENTS, INC.

PERFORMANCE UPDATE

we preserved capital to a greater extent than our benchmark in the volatile technology and communication services areas by avoiding overvalued securities within these sectors.

Q     THIS PAST YEAR WAS A VOLATILE ONE FOR ALL KINDS OF STOCKS. HOW DID
SMALL-CAP STOCKS BEHAVE?

A     Between November 1999 and March 2000, investors turned a blind eye toward company fundamentals and focused heavily on the growth promises of the New Economy. A very narrow band of stocks -- mostly technology, telecommunications, and biotechnology companies -- posted robust gains, while the vast majority of stocks outside these sectors were mired in a stagnant market. The major market indices, such as the S&P 500 and the Nasdaq Composite, which are heavily weighted in these names, climbed to all-time highs. It was strictly a momentum investor's (see Terms To Know, page 2) market, in which the largest and highest-priced stocks were rewarded -- a distinct disadvantage for small-cap value investors.

  The huge drop in the Nasdaq starting in March caused a dramatic shift in the markets that lasted through the end of fiscal year 2000. The correction in technology and telecommunications stocks gave rise to more value-oriented investment opportunities. For the 12 months ended November 30, 2000, the Russell 2000 Growth index -- those stocks within the Russell 2000 that have growth characteristics -- fell 14.02 percent while the Russell 2000 Value index rose
14.32 percent.

Q     WILL YOU ELABORATE ON THE FUND'S INVESTMENT STRATEGY?

A     We attempt to buy stocks at bargain prices, based on price-to-earnings, price-to-book, and price-to-cash flow ratios. The fund's typical holding sells at a 25 percent discount to the index averages. In addition, we look for stable or improving company fundamentals, things such as positive sales and earnings trends and positive changes in earnings estimates -- characteristics that suggest the market is likely to recognize that these companies are undervalued.

Q     WERE THERE ANY CHANGES IN STRATEGY DURING THE PAST YEAR?

A     This past year the fund was still completing a transition to a new sector-relative value investment approach, and this further exacerbated the challenges presented by the market. As relative value managers, we attempt to uncover the value of individual stocks vis-a-vis their peers in a given industry or sector. In managing Kemper Small Cap Value Fund, we strive to keep the fund's economic sector weighting closely in line with the small-cap market. Then we concentrate our efforts where we believe we can add the greatest value: in choosing the stocks within each sector that are most likely to fare well. This is what drives performance.

  We use a process of thorough quantitative analysis designed to uncover companies that are undervalued, often because they are out of favor with investors for one reason or another. We systematically collect information on a universe of approximately 2,000 companies and compare the attractiveness of stocks within each economic sector based on a series of fundamental criteria.

Q     HOW MUCH DIFFERENT IS THE PORTFOLIO COMPARED WITH AUGUST 1999, WHEN YOU
BEGAN TO IMPLEMENT THE CURRENT STRATEGY?

A     To reduce the risk associated with any one company, we maintained a well-diversified portfolio. Differences among individual stock weightings are relatively small, particularly among the top holdings. We believe it will also increase flexibility at the trading desk. While we believe this approach will be beneficial over the long run, it can have an adverse effect in periods when market leadership is concentrated among a few stocks, such as this past year's narrow market (see Terms to Know, page 2). In addition, we maintain the fund's sector positions in line with the small-cap market weightings and focus on trying to identify outperforming stocks within each sector.

Q     WHERE DID YOU FIND THE GREATEST INVESTING OPPORTUNITIES THIS PAST YEAR?

A     As mentioned earlier, we did exceptionally well with financial stocks. Our holdings were up an average of 19 percent for the 12 months ended November 30, 2000, compared with a 10 percent rise for the financial stocks within the Russell 2000. Beginning in late spring, our insurance and investment management firm holdings provided strong double-digit returns when it became clear that the Federal Reserve would not raise its short-term

PERFORMANCE UPDATE

interest-rate target beyond 6.50 percent. In addition, merger activity in this sector helped boost results.

  Utilities were a second bright spot. Amid increased market volatility, investors looked for relative safety and found it in many electric utilities, a sector that had been depressed for several years. The fund's utility holdings rose an average of 46 percent during fiscal year 2000, more than 14 percentage points higher than utilities in the Russell 2000 index.

Q     YOU MENTIONED THAT HEALTH CARE AND ENERGY WERE AREAS OF DISAPPOINTMENT.
HOW SO?

A     Our performance in health care was very strong in absolute terms, up 34 percent, but about 25 percentage points lower than the index for the 12 months ended November 30, 2000. While we benefited from a strong rebound in prices of managed care and hospital companies, our valuation discipline kept us out of the biotechnology stocks that had spectacular returns. Medical supply and products companies provided positive returns.

  We came up with a relatively dry well in the energy sector this past year because we were underweighted in energy services, an area that offered superior performance, and overweighted in refining companies, a segment that advanced modestly. Currently, the oil refining industry is operating near capacity, but opportunities to expand in the United States to meet growing demand for gasoline and other fuels is limited.

Q     WHAT IS YOUR OUTLOOK FOR SMALL-CAP VALUE INVESTING?

A     In our view, the short-term prospects for small-cap value stocks are mixed, while the long-term outlook for the fund's market niche is brighter than a year ago when investors focused on growth at any price. Over the next few months, we may face slowing U.S. economic growth, a credit crunch for unprofitable growth companies, especially in the technology and telecom sectors, more earnings shortfalls at many large-cap companies, and continued high prices for commodities such as oil and natural gas. These temporary storm clouds cast a shadow over the entire equity market.

  At the same time, however, value investment disciplines have come back into favor, and that bodes well for patient, long-term investors. Many small-cap stocks with solid earnings track records, low debt levels, and measurable, sustainable growth prospects have single-digit P/Es. This suggests to us that many stocks have untapped long-term capital appreciation potential. We believe many slower-growing Old Economy companies with solid balance sheets and positive, stable cash flows are better positioned to retain value in a slowdown than some New Economy companies whose stock prices may still reflect wishful thinking and rosy growth forecasts.

  So, what will it take for these values to be realized? We believe the Federal Reserve will provide a positive environment by reducing interest rates by next spring. If the United States can avoid a recession and achieve a "soft landing" in 2001, the stage may be set for value stocks to continue to outperform. Given the more than 38 percent decline in the Nasdaq Composite index for the three-month period ended November 30, 2000, we believe small-cap investors will pay much closer attention to value criteria in the year ahead as they select stocks for their portfolios.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended November 30, 2000 (adjusted for the applicable sales charge)

                                                    1-YEAR    5-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP VALUE FUND CLASS A             -12.44%    3.67%       8.53%       (since 5/22/92)
 .......................................................................................................
    KEMPER SMALL CAP VALUE FUND CLASS B             -10.64     3.82        2.18        (since 9/11/95)
 .......................................................................................................
    KEMPER SMALL CAP VALUE FUND CLASS C              -7.71     4.17        2.49        (since 9/11/95)
 .......................................................................................................

KEMPER SMALL CAP VALUE FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 5/29/92 to 11/30/00
[LINE GRAPH]

                                          KEMPER SMALL CAP      RUSSELL 2000 VALUE        RUSSELL 2000       U.S. CONSUMER PRICE
                                        VALUE FUND CLASS A1           INDEX+                INDEX++                INDEX+++
                                        -------------------     ------------------        ------------       -------------------
5/29/92                                        9425.00               10000.00               10000.00               10000.00
                                               9576.00                9676.00                9530.00               10036.00
                                               9661.00               10031.00                9803.00               10115.00
                                              11297.00               11352.00               11266.00               10157.00
                                              11332.00               12458.00               11747.00               10279.00
                                              11106.00               12659.00               12004.00               10336.00
                                              11278.00               13700.00               13053.00               10387.00
                                              11584.00               14059.00               13396.00               10437.00
                                              11302.00               13867.00               13040.00               10537.00
                                              11548.00               13621.00               12533.00               10594.00
                                              12542.00               14265.00               13402.00               10694.00
12/31/94                                      11601.00               13841.00               13152.00               10716.00
                                              12910.00               14354.00               13758.00               10838.00
                                              15030.00               15613.00               15036.00               10916.00
                                              16652.00               16913.00               16521.00               10966.00
                                              16623.00               17405.00               16879.00               10988.00
                                              18951.00               18169.00               17740.00               11145.00
                                              19868.00               18911.00               18627.00               11217.00
                                              20294.00               19193.00               18690.00               11296.00
                                              21544.00               21124.00               19663.00               11353.00
                                              21014.00               21072.00               18646.00               11453.00
                                              24231.00               24252.00               21669.00               11475.00
                                              26942.00               27378.00               24894.00               11539.00
12/31/97                                      25858.00               27818.00               24060.00               11546.00
                                              28344.00               30141.00               26480.00               11611.00
                                              26479.00               29052.00               25246.00               11668.00
                                              20106.00               23858.00               20160.00               11711.00
                                              22543.00               26024.00               23447.00               11732.00
                                              20557.00               23502.00               22176.00               11811.00
                                              23762.00               27392.00               25624.00               11897.00
                                              21898.00               25249.00               24004.00               12019.00
                                              22690.00               25636.00               28432.00               12047.00
                                              22117.00               26617.00               30445.00               12255.00
                                              21179.00               27134.00               29293.00               12341.00
                                              21873.00               29124.00               29579.00               12434.00
11/30/00                                      20094.00               28427.00               25358.00               12480.00

KEMPER SMALL CAP VALUE FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 9/29/95 to 11/30/00
[LINE GRAPH]

                                          KEMPER SMALL CAP      RUSSELL 2000 VALUE        RUSSELL 2000       U.S. CONSUMER PRICE
                                        VALUE FUND CLASS B1           INDEX+                INDEX++                INDEX+++
                                        -------------------     ------------------        ------------       -------------------
9/29/95                                       10000.00               10000.00               10000.00               10000.00
                                              10000.00               10000.00               10000.00               10000.00
                                               9970.00               10291.00               10217.00               10020.00
                                              11340.00               10743.00               10738.00               10163.00
                                              11871.00               11182.00               11275.00               10228.00
                                              12092.00               11348.00               11313.00               10300.00
                                              12818.00               12490.00               11902.00               10352.00
3/31/97                                       12478.00               12459.00               11287.00               10444.00
                                              14344.00               14340.00               13116.00               10463.00
                                              15905.00               16188.00               15068.00               10522.00
                                              15234.00               16448.00               14564.00               10529.00
                                              16660.00               17821.00               16028.00               10587.00
                                              15534.00               17178.00               15281.00               10640.00
                                              11762.00               14107.00               12203.00               10679.00
12/31/98                                      13158.00               15387.00               14193.00               10698.00
                                              11974.00               13896.00               13423.00               10770.00
                                              13816.00               16196.00               15510.00               10849.00
                                              12705.00               14929.00               14530.00               10960.00
                                              13144.00               15158.00               17210.00               10986.00
                                              12785.00               15738.00               18428.00               11175.00
                                              12215.00               16044.00               17731.00               11253.00
                                              12595.00               17220.00               17905.00               11338.00
11/30/00                                      11451.00               16808.00               15349.00               11380.00

KEMPER SMALL CAP VALUE FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 9/29/95 to 11/30/00
[LINE GRAPH]

                                          KEMPER SMALL CAP      RUSSELL 2000 VALUE        RUSSELL 2000       U.S. CONSUMER PRICE
                                        VALUE FUND CLASS C1           INDEX+                INDEX++                INDEX+++
                                        -------------------     ------------------        ------------       -------------------
9/29/95                                       10000.00               10000.00               10000.00               10000.00
                                              10000.00               10000.00               10000.00               10000.00
                                               9970.00               10291.00               10217.00               10020.00
                                              11348.00               10743.00               10738.00               10163.00
                                              11878.00               11182.00               11275.00               10228.00
                                              12120.00               11348.00               11313.00               10300.00
                                              12839.00               12490.00               11902.00               10352.00
3/31/97                                       12507.00               12459.00               11287.00               10444.00
                                              14372.00               14340.00               13116.00               10463.00
                                              15934.00               16188.00               15068.00               10522.00
                                              15269.00               16448.00               14564.00               10529.00
                                              16702.00               17821.00               16028.00               10587.00
                                              15576.00               17178.00               15281.00               10640.00
                                              11797.00               14107.00               12203.00               10679.00
12/31/98                                      13193.00               15387.00               14193.00               10698.00
                                              12017.00               13896.00               13423.00               10770.00
                                              13866.00               16196.00               15510.00               10849.00
                                              12755.00               14929.00               14530.00               10960.00
                                              13201.00               15158.00               17210.00               10986.00
                                              12850.00               15738.00               18428.00               11175.00
                                              12280.00               16044.00               17731.00               11253.00
                                              12660.00               17220.00               17905.00               11338.00
11/30/00                                      11629.00               16808.00               15349.00               11380.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS, THE
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER SMALL CAP VALUE
    FUND WITH THE INDICES, YOU SHOULD
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE DEDUCTION OF THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.
    BEGINNING WITH THE NEXT ANNUAL
    REPORT, THE RUSSELL 2000 VALUE
    INDEX, A MORE REPRESENTATIVE INDEX,
    WILL BE SHOWN INSTEAD OF THE RUSSELL
    2000 INDEX.

 +THE RUSSELL 2000 VALUE INDEX MEASURES
  THE PERFORMANCE OF THOSE RUSSELL 2000
  COMPANIES WITH LOWER PRICE-TO-BOOK
  RATIOS AND LOWER FORECASTED GROWTH
  VALUES. SOURCE: WIESENBERGER(R).

++THE RUSSELL 2000 INDEX IS AN
  UNMANAGED, CAPITALIZATION-WEIGHTED
  PRICE-ONLY INDEX THAT COMPRISES 2,000
  OF THE SMALLEST STOCKS (ON THE BASIS
  OF CAPITALIZATION) IN THE RUSSELL 3000
  INDEX. SOURCE: WIESENBERGER(R).

+++THE U.S. CONSUMER PRICE INDEX IS A
   STATISTICAL MEASURE OF CHANGE, OVER
   TIME, IN THE PRICES OF GOODS AND
   SERVICES IN MAJOR EXPENDITURE GROUPS
   FOR ALL URBAN CONSUMERS. SOURCE:
   WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 2000, AND ON NOVEMBER 30, 1999.
[BAR GRAPH]

                                                               KEMPER SMALL CAP VALUE FUND AS     KEMPER SMALL CAP VALUE FUND AS
                                                                        OF 11/30/00                        OF 11/30/99
                                                               ------------------------------     ------------------------------
Consumer nondurables                                                       27.00                              25.00
Health care                                                                16.00                               8.00
Capital goods                                                              15.00                              15.00
Finance                                                                    15.00                              15.00
Technology                                                                 14.00                              16.00
Utilities                                                                   5.00                               4.00
Energy                                                                      3.00                               3.00
Communication services                                                      2.00                               2.00
Transportation                                                              2.00                               5.00
Other                                                                       1.00                               3.00
Basic materials                                                             0.00                               4.00

A COMPARISON WITH THE RUSSELL 2000 VALUE INDEX+
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAP VALUE FUND REPRESENTED ON NOVEMBER 30, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 VALUE INDEX.
[BAR GRAPH]

                                                               KEMPER SMALL CAP VALUE FUND AS     RUSSELL 2000 VALUE INDEX AS OF
                                                                        OF 11/30/00                          11/30/00
                                                               ------------------------------     ------------------------------
Consumer nondurables                                                       27.00                              25.80
Health care                                                                16.00                               5.20
Capital goods                                                              15.00                              11.20
Finance                                                                    15.00                              31.20
Technology                                                                 14.00                               4.10
Utilities                                                                   5.00                               9.50
Energy                                                                      3.00                               2.30
Communication services                                                      2.00                               0.30
Transportation                                                              2.00                               3.00
Other                                                                       1.00                               0.00
Basic materials                                                             0.00                               7.40

+ The Russell 2000 Value index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
  Source: Wiesenberger(R).

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS
Representing 22.7 percent of the fund's total net assets on November 30, 2000

               HOLDINGS                                                          PERCENTAGE
-------------------------------------------------------------------------------------------
1.             PERFORMANCE FOOD GROUP        Performance Food Group Company         2.2%
                                             markets and distributes food and
                                             food-related products to
                                             foodservice customers.
-------------------------------------------------------------------------------------------
2.             PRENTISS PROPERTIES           Prentiss Properties Trust is a         2.0%
                                             self-administered and self-
                                             managed real estate investment
                                             trust (REIT). The Trust owns,
                                             manages, acquires, leases,
                                             develops, and builds industrial
                                             properties throughout the United
                                             States.
-------------------------------------------------------------------------------------------
3.             QUORUM HEALTH GROUP           Quorum Health Group, Inc. owns and     1.9%
                                             operates acute care hospitals, as
                                             well as local and regional
                                             healthcare systems across the
                                             United States through its
                                             affiliates.
-------------------------------------------------------------------------------------------
4.             EL PASO ELECTRIC              El Paso Electric Company               1.8%
                                             generates, distributes, and
                                             transmits electricity in west
                                             Texas and southern New Mexico.
-------------------------------------------------------------------------------------------
5.             DEL WEBB CORP                 Del Webb Corporation builds active     1.7%
                                             adult communities for people 55 or
                                             older.
-------------------------------------------------------------------------------------------
6.             DOLLAR THRIFTY AUTOMOTIVE     Dollar Thrifty Automotive Group,       1.6%
                                             Inc. operates Dollar and Thrifty
                                             vehicle rental systems.
-------------------------------------------------------------------------------------------
7.             BORG-WARNER                   Borg-Warner, Inc. supplies             1.6%
                                             engineered systems and components,
                                             primarily for automotive
                                             powertrain applications.
-------------------------------------------------------------------------------------------
8.             FORTRESS INVESTMENT           Fortress Investment Corp. was          1.5%
                                             formed in May 1998 to invest
                                             opportunistically in undervalued
                                             and distressed real estate related
                                             assets on a global basis.
-------------------------------------------------------------------------------------------
9.             AMERICAN AXLE &               American Axle & Manufacturing          1.5%
               MANUFACTURING                 Holdings, Inc. designs, engineers,
                                             and manufactures driveline systems
                                             for light trucks and sport-utility
                                             vehicles.
-------------------------------------------------------------------------------------------
10.            AMERIPATH                     AmeriPath, Inc. is a physician         1.2%
                                             group practice and laboratory
                                             management company that provides
                                             anatomic pathology services.
-------------------------------------------------------------------------------------------
11.            MYERS INDUSTRIES              Myers Industries, Inc.                 1.2%
                                             manufactures polymer and metal
                                             products, as well as distributes
                                             aftermarket repair products. The
                                             Company designs, manufactures, and
                                             markets reusable plastic storage
                                             systems and other plastic and
                                             metal products.
-------------------------------------------------------------------------------------------
12.            CONMED                        CONMED Corporation provides            1.2%
                                             orthopedic products, specializing
                                             in arthroscopy and powered
                                             surgical instruments.
-------------------------------------------------------------------------------------------
13.            IMPERIAL BANCORP              Imperial Bancorp is a diversified      1.1%
                                             financial organization. The
                                             Company's principal subsidiary,
                                             Imperial Bank, offers a wide range
                                             of financial services to corporate
                                             customers, entrepreneurs, and
                                             professionals through regional
                                             banking offices throughout
                                             California.
-------------------------------------------------------------------------------------------
14.            STATE STREET BANK & TRUST     State Street Corporation services      1.1%
                                             institutional investors and
                                             manages financial assets
                                             worldwide.
-------------------------------------------------------------------------------------------
15.            COVENTRY HEALTH CARE          Coventry Health Care, Inc. is a        1.1%
                                             managed health care company
                                             operating health plans under a
                                             variety of names.
-------------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP VALUE FUND
Portfolio of Investments as of November 30, 2000

                                                                                        PRINCIPAL
    REPURCHASE AGREEMENTS--1.1%                                                           AMOUNT           VALUE
                                       State Street Bank Repurchase Agreement,
                                         6.470%, to be repurchased at $3,730,670 on
                                         12/01/00
                                         (Cost $3,730,000)**                            $3,730,000      $  3,730,000
                                       -----------------------------------------------------------------------------
    COMMON STOCKS--98.9%                                                             NUMBER OF SHARES

    CONSUMER DISCRETIONARY--9.1%
    APPAREL & SHOES--2.1%
                                       Buckle, Inc.*                                        14,500           258,281
                                       Genesco, Inc.*                                      146,500         3,122,281
                                       K-Swiss, Inc. "A"                                    33,900           813,600
                                       Phillips-Van Heusen Corp.                            50,000           643,750
                                       Tarrant Apparel Group*                               35,000           177,188
                                       Wolverine World Wide, Inc.                          152,600         1,840,738
                                       -----------------------------------------------------------------------------
                                                                                                           6,855,838

    DEPARTMENT & CHAIN STORES--1.7%
                                       Casey's General Stores, Inc.                         10,000           117,500
                                       Cato Corp.                                           91,000         1,239,875
                                       Charming Shoppes, Inc.*                             180,500         1,015,312
                                       Deb Shops, Inc.                                     102,400         1,273,600
                                       Dress Barn, Inc.*                                    51,500         1,203,812
                                       Hot Topic, Inc.*                                     15,600           577,200
                                       Shopko Stores, Inc.*                                 38,300           232,194
                                       -----------------------------------------------------------------------------
                                                                                                           5,659,493

    HOME FURNISHINGS--0.3%
                                       American Woodmark Corp.                              54,100           797,975
                                       Haverty Furniture Co., Inc.                          27,200           289,000
                                       -----------------------------------------------------------------------------
                                                                                                           1,086,975

    HOTELS & CASINOS--0.8%
                                       Anchor Gaming*                                       35,800         1,351,450
                                       Pinnacle Entertainment, Inc.*                        59,100         1,244,794
                                       -----------------------------------------------------------------------------
                                                                                                           2,596,244

    RECREATIONAL
      PRODUCTS--0.4%
                                       Fairfield Communities, Inc.*                         46,300           645,306
                                       WMS Industries, Inc.*                                38,000           679,250
                                       -----------------------------------------------------------------------------
                                                                                                           1,324,556

    RESTAURANTS--2.9%
                                       CEC Entertainment, Inc.*                             92,700         3,093,862
                                       NPC International, Inc.*                            188,200         1,929,050
                                       O'Charley's, Inc.*                                   93,100         1,617,613
                                       Ruby Tuesday, Inc.                                  174,600         2,651,738
                                       Ryan's Family Steak Houses, Inc.*                    28,300           251,163
                                       -----------------------------------------------------------------------------
                                                                                                           9,543,426

    SPECIALTY RETAIL--0.8%
                                       Cellstar Corp.*                                      77,500           128,359
                                       Spiegel, Inc. "A"                                   100,200           504,131
                                       Topps Company, Inc.*                                100,000           987,500
                                       Trans World Entertainment Corp.*                    107,400           872,625
                                       -----------------------------------------------------------------------------
                                                                                                           2,492,615

    MISCELLANEOUS--0.1%
                                       Handleman Co.*                                       47,600           333,200
                                       -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    CONSUMER STAPLES--7.0%
    ALCOHOL & TOBACCO--0.3%
                                       Schweitzer-Mauduit International, Inc.               66,600      $  1,157,175
                                       -----------------------------------------------------------------------------

    CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--0.5%
                                       Applica, Inc.*                                       73,900           323,312
                                       Salton, Inc.*                                        66,800         1,206,575
                                       -----------------------------------------------------------------------------
                                                                                                           1,529,887

    CONSUMER
      SPECIALTIES--0.1%
                                       Russ Berrie & Co., Inc.                              10,300           217,588
                                       -----------------------------------------------------------------------------

    FOOD & BEVERAGE--4.7%
                                       Corn Products International                          29,400           712,950
                                       Earthgrains Co.                                      51,900         1,177,481
                                       Fresh Del Monte Produce, Inc.*                      441,700         1,904,831
                                       J & J Snack Foods Corp.*                             82,400         1,220,550
                                       Jack in the Box, Inc.*                               52,300         1,412,100
                                       Lance, Inc.                                          89,300           915,325
                                       Michael Foods, Inc.                                  34,200           897,750
                                       Performance Food Group Co.*                         161,500         7,307,875
                                       -----------------------------------------------------------------------------
                                                                                                          15,548,862

    PACKAGE GOODS/ COSMETICS--0.1%
                                       Chattem, Inc.*                                       59,600           290,550
                                       -----------------------------------------------------------------------------

    TEXTILES--1.3%
                                       Nautica Enterprises, Inc.*                          131,700         1,695,637
                                       Polymer Group, Inc.                                  57,400           322,875
                                       Springs Industries, Inc. "A"                         86,800         2,365,300
                                       -----------------------------------------------------------------------------
                                                                                                           4,383,812
--------------------------------------------------------------------------------------------------------------------

    HEALTH--15.8%
    BIOTECHNOLOGY--0.7%
                                       Bio-Rad Laboratories, Inc. "A"*                      47,500         1,567,500
                                       Catalytica, Inc.*                                    41,400           486,450
                                       Pharmacopeia, Inc.*                                  15,600           337,350
                                       -----------------------------------------------------------------------------
                                                                                                           2,391,300

    HEALTH INDUSTRY SERVICES--3.6%
                                       AmeriPath, Inc.*                                    239,500         3,996,656
                                       Covance, Inc.*                                       32,000           338,000
                                       Hanger Orthopedic Group, Inc.*                      149,000           316,625
                                       Hooper Holmes, Inc.                                  84,200           841,158
                                       PAREXEL International Corp.*                        152,700         1,288,406
                                       RehabCare Group, Inc.*                               19,700           852,025
                                       Res-Care, Inc.*                                      33,400           145,081
                                       Rightchoice Managed Care, Inc.*                      27,000           784,688
                                       Syncor International Corp.*                          83,400         2,502,000
                                       US Oncology, Inc.*                                  147,500           700,625
                                       -----------------------------------------------------------------------------
                                                                                                          11,765,264

    HOSPITAL MANAGEMENT--3.7%
                                       Coventry Health Care, Inc.*                         173,300         3,682,625
                                       Province Healthcare Co.*                             52,350         1,930,406
                                       Quorum Health Group, Inc.*                          432,500         6,325,313
                                       Triad Hospitals, Inc.*                               15,500           463,063
                                       -----------------------------------------------------------------------------
                                                                                                          12,401,407

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    MEDICAL SUPPLY & SPECIALTY--5.4%
                                       Bacou USA, Inc.*                                    132,800      $  3,228,700
                                       Conmed Corp.*                                       264,400         3,800,750
                                       Cooper Companies, Inc.                               75,600         2,461,725
                                       Laboratory Corp. of America Holdings*                17,000         2,415,062
                                       Polymedica Corp.*                                    10,900           248,656
                                       ResMed, Inc.*                                        29,700         1,041,356
                                       Theragenics Corp.*                                  115,300           490,025
                                       Twinlab Corp.*                                      137,100           227,072
                                       Ventana Medical Systems*                             27,100           767,269
                                       Vital Signs, Inc.                                    84,200         2,794,388
                                       Zoll Medical Corp.*                                   9,100           331,013
                                       -----------------------------------------------------------------------------
                                                                                                          17,806,016

    PHARMACEUTICALS--1.9%
                                       Advance Paradigm, Inc.*                              62,000         2,053,750
                                       Alpharma, Inc.                                       25,300           863,362
                                       Pharmaceutical Product Development*                  17,200           629,950
                                       Ribozyme Pharmaceuticals, Inc.*                      28,800           410,400
                                       Sicor, Inc.*                                        158,300         2,364,606
                                       -----------------------------------------------------------------------------
                                                                                                           6,322,068

    MISCELLANEOUS--0.5%
                                       Impath, Inc.*                                        32,300         1,518,100
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--1.9%
    TELEPHONE/ COMMUNICATIONS--1.8%
                                       AVT Corp.*                                          188,900           962,209
                                       CT Communications, Inc.                              43,700           751,094
                                       Commonwealth Telephone Enterprises*                  18,300           655,369
                                       General Communication, Inc. "A"*                    117,900           567,394
                                       Hickory Tech Corp.                                   25,000           507,812
                                       IDT Corp.*                                            5,100           132,600
                                       North Pittsburgh Systems, Inc.                       94,300         1,166,963
                                       Plantronics, Inc.*                                    3,600           140,850
                                       US LEC Corp. "A"*                                    33,900           122,888
                                       Xircom, Inc.*                                        70,800         1,022,175
                                       -----------------------------------------------------------------------------
                                                                                                           6,029,354

    MISCELLANEOUS--0.1%
                                       Tut Systems, Inc.*                                   13,700            97,613
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    FINANCIAL--15.3%
    BANKS--4.9%
                                       Banner Corp.                                         86,350         1,138,741
                                       Dime Community Bancshares                            61,900         1,265,081
                                       Downey Financial Corp.                               20,000           910,000
                                       First Federal Financial Corp.*                       88,800         2,358,750
                                       First Republic Bank*                                 40,800         1,152,600
                                       GBC Bancorp                                          64,500         2,249,437
                                       Imperial Bancorp*                                   169,064         3,761,674
                                       MAF Bancorp, Inc.                                    31,500           693,000
                                       PFF Bancorp, Inc.                                   103,000         1,866,875
                                       St. Francis Capital Corp.                            62,200           831,925
                                       -----------------------------------------------------------------------------
                                                                                                          16,228,083

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    INSURANCE--6.4%
                                       Alfa Corp.                                           44,200      $    812,175
                                       AmerUS Group, Inc.                                   32,100           936,919
                                       CNA Surety Corp.                                    100,100         1,176,175
                                       Delphi Financial Group, Inc.* "A"                    31,204         1,103,841
                                       Farm Family Holdings, Inc.*                          70,200         2,965,950
                                       First American Financial Co.                         70,000         1,522,500
                                       LandAmerica Financial Group, Inc.                   115,000         3,450,000
                                       Midland Co.                                           3,500           100,461
                                       PMA Capital Corp.                                    77,900         1,295,088
                                       Philadelphia Consolidated Holding Co.*               79,800         2,119,688
                                       RLI Corp.                                            48,100         1,930,013
                                       SCPIE Holdings Inc.                                  16,200           337,163
                                       Selective Insurance Group, Inc.                      55,700         1,120,963
                                       Stewart Information Services Corp.                   57,200           861,575
                                       White Mountains Insurance Group, Inc.                 5,100         1,425,450
                                       -----------------------------------------------------------------------------
                                                                                                          21,157,961

    CONSUMER FINANCE--0.2%
                                       New Century Financial Corp.*                         65,100           716,100
                                       -----------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--0.2%
                                       Walter Industries, Inc.                             101,400           621,075
                                       -----------------------------------------------------------------------------

    REAL ESTATE--3.6%
                                       Fortress Investment Corp.                           388,759         5,005,272
                                       Prentiss Properties Trust (REIT)                    268,100         6,719,256
                                       -----------------------------------------------------------------------------
                                                                                                          11,724,528
--------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.3%
    EDP SERVICES--0.6%
                                       Analysts International Corp.                         36,900           184,500
                                       Keane, Inc.*                                         96,500         1,127,120
                                       Systems & Computer Technology Corp.*                 71,500           871,406
                                       -----------------------------------------------------------------------------
                                                                                                           2,183,026

    ENVIRONMENTAL SERVICES--0.5%
                                       URS Corp.*                                          116,700         1,619,213
                                       -----------------------------------------------------------------------------

    INVESTMENT--0.6%
                                       Raymond James Financial, Inc.                        34,900           985,925
                                       Southwest Securities Group, Inc.                     46,910           941,132
                                       -----------------------------------------------------------------------------
                                                                                                           1,927,057

    MISCELLANEOUS COMMERCIAL--2.4%
                                       AnswerThink, Inc.*                                   26,000           144,625
                                       Avocent Corporation*                                 35,352         1,626,192
                                       Century Business Services, Inc.*                    163,400           173,612
                                       Encompass Services Corp.*                           212,194           769,203
                                       First Consulting Group, Inc.*                         9,200            48,875
                                       IT Group, Inc.*                                      94,200           376,800
                                       Integrated Electrical Services, Inc.*                40,000           228,216
                                       Kelly Services, Inc. "A"                             60,300         1,424,587
                                       Personnel Group of America, Inc.*                    44,800            95,200
                                       Syntel, Inc.*                                        90,400           723,200
                                       Volt Information Sciences, Inc.*                     51,600           954,600
                                       Wilsons Leather Experts*                             73,600         1,223,600
                                       eLoyalty Corp.*                                      41,500           254,187
                                       -----------------------------------------------------------------------------
                                                                                                           8,042,897

    MISCELLANEOUS CONSUMER--0.8%
                                       CDI Corp.*                                           57,500           862,500
                                       Infocus Corporation*                                 60,000         1,860,000
                                       -----------------------------------------------------------------------------
                                                                                                           2,722,500

    PRINTING/PUBLISHING--0.1%
                                       Mail-Well, Inc.*                                     51,800           246,050
                                       -----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    MISCELLANEOUS--0.3%
                                       Administaff, Inc.*                                   16,300      $    555,178
                                       Washington Group International, Inc.*                46,400           385,700
                                       -----------------------------------------------------------------------------
                                                                                                             940,878
--------------------------------------------------------------------------------------------------------------------

    DURABLES--5.5%
    AEROSPACE--1.4%
                                       Aeroflex, Inc.*                                      65,350         1,360,097
                                       Alliant Techsystems, Inc.*                           28,350         1,743,525
                                       Kaman Corp. "A"                                      28,500           331,312
                                       Primex Technologies, Inc.                            39,600         1,252,350
                                       -----------------------------------------------------------------------------
                                                                                                           4,687,284

    AUTOMOBILES--1.9%
                                       Borg-Warner Automotive, Inc.                        142,700         5,226,387
                                       Oshkosh Truck Corp.                                  25,200           981,225
                                       -----------------------------------------------------------------------------
                                                                                                           6,207,612

    CONSTRUCTION/ AGRICULTURAL--0.1%
                                       Terex Corp.*                                         24,000           312,000
                                       -----------------------------------------------------------------------------

    LEASING COMPANIES--1.7%
                                       Aaron Rents, Inc.                                    23,800           357,000
                                       Dollar Thrifty Automotive Group*                    304,800         5,334,000
                                       Rent-Way, Inc.*                                      21,800            83,113
                                       -----------------------------------------------------------------------------
                                                                                                           5,774,113

    TELECOMMUNICATIONS EQUIPMENT--0.4%
                                       Brooktrout, Inc.*                                    49,100           518,619
                                       Corsair Communications, Inc.*                        33,300           166,500
                                       Glenayre Technologies, Inc.*                         51,400           231,300
                                       Spectralink Corp.*                                   31,500           279,563
                                       -----------------------------------------------------------------------------
                                                                                                           1,195,982
--------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--10.0%
    CONTAINERS & PAPER--0.1%
                                       P.H. Glatfelter Co.                                  37,200           427,800
                                       -----------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--2.0%
                                       Briggs & Stratton Corp.                              47,000         1,744,875
                                       Myers Industries, Inc.                              329,426         3,994,290
                                       SPS Technologies, Inc.*                              13,600           668,950
                                       -----------------------------------------------------------------------------
                                                                                                           6,408,115

    ELECTRICAL PRODUCTS--0.1%
                                       Methode Electronics "A"                              11,800           242,637
                                       -----------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.5%
                                       Buckeye Technologies, Inc.*                         113,500         1,432,937
                                       FSI International, Inc.*                             55,000           489,844
                                       Fleetwood Enterprises, Inc.                         126,700         1,583,750
                                       General Cable Corp.                                 178,300         1,014,081
                                       UNOVA, Inc.*                                         89,000           356,000
                                       -----------------------------------------------------------------------------
                                                                                                           4,876,612

    MACHINERY/COMPONENTS/
      CONTROLS--4.2%
                                       American Axle & Manufacturing Holdings,
                                         Inc.*                                             490,700         4,784,325
                                       CIRCOR International, Inc.                          120,900         1,193,887
                                       Gardner Denver, Inc.*                                28,300           470,487
                                       Intermet Corp.                                      217,400         1,331,575
                                       Penn Engineering & Manufacturing Corp.               22,000           837,375
                                       RadiSys Corp.*                                       20,050           530,072
                                       Varco International, Inc.*                           31,563           499,090
                                       Watts Industries, Inc. "A"                          333,800         3,358,863
                                       Woodward Governor Co.                                21,800           824,313
                                       -----------------------------------------------------------------------------
                                                                                                          13,829,987

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    OFFICE EQUIPMENT/ SUPPLIES--0.4%
                                       United Stationers, Inc.*                             53,400      $  1,375,050
                                       -----------------------------------------------------------------------------

    SPECIALTY CHEMICALS--0.3%
                                       Albemarle Corp.                                      45,000           992,812
                                       -----------------------------------------------------------------------------

    WHOLESALE DISTRIBUTORS--0.5%
                                       Cascade Corporation                                  70,000         1,225,000
                                       WESCO International, Inc.*                           62,000           476,625
                                       -----------------------------------------------------------------------------
                                                                                                           1,701,625

    MISCELLANEOUS--0.9%
                                       Concord Camera Corp.*                                40,400           808,000
                                       II-VI, Inc.*                                         16,000           251,000
                                       MKS Instruments, Inc.*                               26,400           399,300
                                       Meade Instruments Corp.*                             31,100           264,350
                                       Sipex Corp.*                                         55,500         1,387,500
                                       -----------------------------------------------------------------------------
                                                                                                           3,110,150
--------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--13.8%
    COMPUTER SOFTWARE--5.5%
                                       3Dfx Interactive, Inc.*                             102,900           276,544
                                       Advanced Digital Information Corp.*                  95,400         1,408,641
                                       Advent Software, Inc.*                               31,400         1,546,450
                                       Epicor Software Corp.*                              265,000           273,281
                                       Factset Research Systems, Inc.                       74,500         2,391,450
                                       Hyperion Solutions Corp.*                            36,000           472,500
                                       IMRglobal Corp.*                                    101,000           580,750
                                       InteliData Technologies Corporation*                 60,300           169,594
                                       IntraNet Solutions, Inc.*                            11,300           418,100
                                       JDA Software Group, Inc.*                            67,800           822,075
                                       MAPICS, Inc.*                                        75,000           508,594
                                       MICROS Systems, Inc.*                                27,000           567,000
                                       MTI Technology Corp.*                               118,900           691,106
                                       MTS Systems Corp.                                   140,000           857,500
                                       MapInfo Corp.*                                       19,650           650,906
                                       Metro Information Services, Inc.*                   111,400           626,625
                                       Progress Software Corp.*                             49,800           644,288
                                       Remedy Corp.*                                        53,200           857,850
                                       Structural Dynamics Research Corp.*                 153,500         1,582,969
                                       THQ, Inc.*                                           94,800         1,700,475
                                       Unigraphics Solutions, Inc.*                         21,800           343,350
                                       Verity, Inc.*                                        37,600           547,550
                                       Vertel Corp.*                                        64,300           190,891
                                       -----------------------------------------------------------------------------
                                                                                                          18,128,489

    DIVERSE ELECTRONIC PRODUCTS--0.8%
                                       Cable Design Technologies Corp.*                     85,800         1,287,000
                                       DSP Group, Inc.*                                     26,600           641,725
                                       Esterline Technologies Corp.*                        40,000           782,500
                                       -----------------------------------------------------------------------------
                                                                                                           2,711,225

    EDP PERIPHERALS--0.3%
                                       Gerber Scientific, Inc.                              80,500           563,500
                                       NeoMagic Corp.*                                     111,600           313,875
                                       -----------------------------------------------------------------------------
                                                                                                             877,375

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.3%
                                       Anixter International, Inc.*                         61,500         1,145,437
                                       Arrow Electronics, Inc.                              10,500           390,469
                                       Brightpoint, Inc.*                                  130,900           711,769
                                       Kent Electronics Corp.*                              29,900           469,056
                                       Maxwell Technologies, Inc.*                          44,000           638,000
                                       Pioneer-Standard Electronics, Inc.                   94,500           933,188
                                       Rogers Corp.*                                         2,000            72,750
                                       -----------------------------------------------------------------------------
                                                                                                           4,360,669

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    ELECTRONIC DATA PROCESSING--0.5%
                                       Epresence, Inc.*                                     50,200      $    191,387
                                       Sunquest Information Systems, Inc.*                 142,200         1,457,550
                                       -----------------------------------------------------------------------------
                                                                                                           1,648,937

    MILITARY ELECTRONICS--0.3%
                                       Titan Corp.*                                         61,300           961,644
                                       -----------------------------------------------------------------------------

    OFFICE/PLANT AUTOMATION--1.9%
                                       CACI International, Inc. "A"*                       151,500         3,351,937
                                       FileNet Corp.*                                       54,800         1,435,075
                                       Mercury Computer Systems, Inc.*                      16,200           505,237
                                       Radiant Systems, Inc.*                               56,300         1,126,000
                                       -----------------------------------------------------------------------------
                                                                                                           6,418,249

    PRECISION
      INSTRUMENTS--0.8%
                                       Analogic Corp.                                       32,500         1,139,531
                                       Molecular Devices Corp.*                             22,300         1,089,912
                                       Moog Inc., "A"*                                      12,400           316,200
                                       Photon Dynamics, Inc.*                                8,900           195,800
                                       -----------------------------------------------------------------------------
                                                                                                           2,741,443

    SEMICONDUCTORS--2.0%
                                       Actel Corp.*                                          7,000           158,813
                                       Alliance Semiconductor Corp.*                       105,000         1,371,562
                                       Alpha Industries, Inc.*                              74,400         2,273,850
                                       Exar Corp.*                                          53,700         1,349,212
                                       General Semiconductor, Inc.*                         46,900           398,650
                                       Microsemi Corp.*                                     14,200           341,244
                                       Pericom Semiconductor Corp.*                         16,600           259,375
                                       White Electronic Designs*                            44,700           324,075
                                       -----------------------------------------------------------------------------
                                                                                                           6,476,781

    MISCELLANEOUS--0.4%
                                       Littlefuse, Inc.*                                    15,000           384,375
                                       Serena Software, Inc.*                               28,400           903,475
                                       iGATE Capital Corp.*                                  4,200            16,800
                                       -----------------------------------------------------------------------------
                                                                                                           1,304,650
--------------------------------------------------------------------------------------------------------------------

    ENERGY--3.1%
    OIL & GAS
      PRODUCTION--2.4%
                                       Atwood Oceanics, Inc.*                               28,600           902,687
                                       Basin Exploration, Inc.*                             48,100           971,019
                                       Cabot Oil & Gas Corp. "A"                            38,100           757,237
                                       Clayton Williams Energy, Inc.*                       22,900           499,506
                                       Comstock Resources, Inc.*                            70,200           605,475
                                       Cross Timbers Oil Company                           113,550         2,256,806
                                       Key Production Co., Inc.*                            34,400           829,900
                                       Patina Oil & Gas Corporation                         47,800           857,413
                                       Penn Virginia Corp.                                  12,700           345,281
                                       -----------------------------------------------------------------------------
                                                                                                           8,025,324

    OIL COMPANIES--0.5%
                                       Giant Industries, Inc.*                             214,600         1,582,675
                                       -----------------------------------------------------------------------------

    OILFIELD SERVICES/ EQUIPMENT--0.2%
                                       Seitel, Inc.*                                        33,900           474,600
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.5%
    STEEL & METALS
                                       Quanex Corp.                                         79,900         1,508,113
                                       -----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE

    CONSTRUCTION--5.0%
    BUILDING MATERIALS--0.9%
                                       Elcor Corp.                                          41,825      $    575,094
                                       Florida Rock Industries, Inc.                        32,400         1,071,225
                                       Pope & Talbot, Inc.                                  61,000           815,875
                                       Universal Forest Products, Inc.                      36,300           465,094
                                       -----------------------------------------------------------------------------
                                                                                                           2,927,288

    BUILDING PRODUCTS--1.3%
                                       Dal-Tile International, Inc.*                        65,000           796,250
                                       Emcor Group, Inc.*                                   59,500         1,472,625
                                       Genlyte Group, Inc.*                                 64,200         1,500,675
                                       Nortek, Inc.*                                        21,100           480,025
                                       -----------------------------------------------------------------------------
                                                                                                           4,249,575

    HOMEBUILDING--2.8%
                                       Del Webb Corp.*                                     232,000         5,626,000
                                       MDC Holdings, Inc.                                   22,200           622,987
                                       NVR Inc.*                                            23,200         2,111,200
                                       Standard Pacific Corp.                               39,300           810,563
                                       -----------------------------------------------------------------------------
                                                                                                           9,170,750
--------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.2%
    AIRLINES--0.5%
                                       America West Holding Corp. "B"*                     174,600         1,625,962
                                       -----------------------------------------------------------------------------

    RAILROADS--0.9%
                                       Trinity Industries, Inc.                            124,300         3,084,194
                                       -----------------------------------------------------------------------------

    TRUCKING--0.8%
                                       M.S. Carriers, Inc.*                                 40,600           814,537
                                       Roadway Express, Inc.                                64,600         1,255,663
                                       Yellow Corp.*                                        24,500           444,063
                                       -----------------------------------------------------------------------------
                                                                                                           2,514,263
--------------------------------------------------------------------------------------------------------------------

    UTILITIES--4.4%
    ELECTRIC UTILITIES--2.7%
                                       El Paso Electric Co.*                               431,200         5,907,440
                                       Public Service Co. of New Mexico                    102,100         2,469,544
                                       WPS Resources Corp.                                  14,100           447,675
                                       -----------------------------------------------------------------------------
                                                                                                           8,824,659

    NATURAL GAS DISTRIBUTION--1.7%
                                       Energen Corp.                                        53,100         1,516,669
                                       NUI Corp.                                            82,400         2,379,300
                                       ONEOK, Inc.                                          10,000           408,125
                                       South Jersey Industries, Inc.                        45,900         1,348,313
                                       -----------------------------------------------------------------------------
                                                                                                           5,652,407
                                       -----------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $357,734,951)                                               325,891,762
                                       -----------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $361,464,951)(a)                                           $329,621,762
                                       -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) Cost for federal income tax purposes was $361,535,213. At November 30, 2000 net unrealized depreciation for all securities based on tax cost was $31,913,451. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,339,466, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $83,252,917.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value (cost $361,464,951)         $329,621,762
----------------------------------------------------------------------------
Receivable for investments sold                                    5,241,682
----------------------------------------------------------------------------
Dividend receivable                                                  157,565
----------------------------------------------------------------------------
Interest receivable                                                      670
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      137,743
----------------------------------------------------------------------------
Due from Advisor                                                       6,974
----------------------------------------------------------------------------
TOTAL ASSETS                                                     335,166,396
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                 76,265
----------------------------------------------------------------------------
Payable for investments purchased                                  1,164,681
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     892,943
----------------------------------------------------------------------------
Accrued management fee                                               218,677
----------------------------------------------------------------------------
Accrued reorganization costs                                         243,265
----------------------------------------------------------------------------
Accrued Directors' fees and expenses                                  47,877
----------------------------------------------------------------------------
Other accrued expenses and payables                                  585,124
----------------------------------------------------------------------------
Total liabilities                                                  3,228,832
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $331,937,564
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investments       $(31,843,189)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (70,576,889)
----------------------------------------------------------------------------
Paid-in-capital                                                  434,357,642
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $331,937,564
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($156,293,897 / 9,477,584 shares of capital stock
  outstanding, $.01 par value, 320,000,000 number of shares
  authorized)                                                         $16.49
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $16.49)              $17.50
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($143,802,697
  / 9,099,827 shares of capital stock outstanding, $.01 par
  value, 320,000,000 number of shares authorized)                     $15.80
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($28,529,382 /
  1,792,860 shares of capital stock outstanding, $.01 par
  value, 80,000,000 number of shares authorized)                      $15.91
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($3,311,588 / 194,543 shares of capital stock outstanding,
  $.01 par value, 80,000,000 number of shares authorized)             $17.02
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Dividends                                                       $  4,485,933
----------------------------------------------------------------------------
Interest                                                             420,506
----------------------------------------------------------------------------
Total income                                                       4,906,439
----------------------------------------------------------------------------
Expenses:
Management fee                                                     3,328,606
----------------------------------------------------------------------------
Services to shareholders                                           2,407,129
----------------------------------------------------------------------------
Custodian fees                                                        17,115
----------------------------------------------------------------------------
Distribution services fees                                         1,745,231
----------------------------------------------------------------------------
Administrative services fees                                       1,119,883
----------------------------------------------------------------------------
Auditing                                                              47,580
----------------------------------------------------------------------------
Legal                                                                 15,006
----------------------------------------------------------------------------
Directors fees and expenses                                           41,420
----------------------------------------------------------------------------
Reports to shareholders                                              292,966
----------------------------------------------------------------------------
Registration fees                                                     81,336
----------------------------------------------------------------------------
Reorganization                                                       243,265
----------------------------------------------------------------------------
Other                                                                 40,351
----------------------------------------------------------------------------
Total expenses, before expense reductions                          9,379,888
----------------------------------------------------------------------------
Expense reductions                                                   (44,458)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           9,335,430
----------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (4,428,991)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                         19,775,174
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (42,052,439)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (22,277,265)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(26,706,256)
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED NOVEMBER 30,
                                                                -------------------------------------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  (4,428,991)        $    (1,508,861)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                19,775,174             (72,560,720)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (42,052,439)             71,232,250
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (26,706,256)             (2,837,371)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         433,586,236             665,900,267
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (696,747,472)         (1,021,668,880)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (263,161,236)           (355,768,613)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (289,867,492)           (358,605,944)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 621,805,056             980,411,000
-----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 331,937,564         $   621,805,056
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                               YEAR ENDED            ELEVEN MONTHS      YEAR ENDED
                                                              NOVEMBER 30,             ENDED           DECEMBER 31,
                                                       ---------------------------   NOVEMBER 30,    -----------------
                                                        2000     1999        1998      1997          1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $17.75    17.80       21.83       18.28       14.50       10.85
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             (.10)(a)   .04(a)     .06         .05         .14(a)     (.02)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                            (1.16)    (.09)      (3.39)       3.50        4.14        4.64
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (1.26)    (.05)      (3.33)       3.55        4.28        4.62
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                      --       --          --          --        (.07)         --
--------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions               --       --        (.70)         --        (.43)       (.97)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                        --       --        (.70)         --        (.50)       (.97)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $16.49    17.75       17.80       21.83       18.28       14.50
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                                      (7.10)    (.28)     (15.69)      19.42**     29.60(B)    43.29(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                 156      297         490         736         145          21
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.67(d)  1.52        1.42        1.32*       1.47        1.83
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.66(d)  1.52        1.42        1.32*       1.31        1.25
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                (.58)     .21         .25         .51*        .87        (.16)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                19       47          50          83*         23          86
--------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                                                                  FOR THE PERIOD
                                                                                                  SEPTEMBER 11
                                               YEAR ENDED          ELEVEN MONTHS                  (COMMENCEMENT
                                              NOVEMBER 30,           ENDED         YEAR ENDED     OF OPERATIONS
                                         -----------------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                          2000    1999     1998      1997            1996            1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $17.15   17.33    21.46       18.14          14.48            15.75
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)               (.24)(a)  (.11)(a)   (.12)      (.04)        .01(a)          (.02)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                (1.11)   (.07)   (3.31)       3.36           4.11             (.41)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations          (1.35)   (.18)   (3.43)       3.32           4.12             (.43)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        --      --       --          --           (.03)              --
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investment
  transactions                               --      --     (.70)         --           (.43)            (.84)
---------------------------------------------------------------------------------------------------------------------
Total distributions                          --      --     (.70)         --           (.46)            (.84)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.80   17.15    17.33       21.46          18.14            14.48
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                        (7.87)  (1.04)  (16.45)      18.30**        28.54(B)         (2.52)**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
millions)                                   144     262      390         412             99                8
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             2.49(d)  2.36    2.34        2.34*          2.49             2.39*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             2.48(d)  2.36    2.34        2.34*          2.12             2.00*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       (1.40)   (.63)    (.67)       (.51)*          .06             (.99)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  19      47       50          83*            23               86*
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                                                                                           FOR THE PERIOD
                                                                                                           SEPTEMBER 11
                                                        YEAR ENDED          ELEVEN MONTHS                  (COMMENCEMENT
                                                       NOVEMBER 30,           ENDED         YEAR ENDED     OF OPERATIONS)
                                                  -----------------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                                   2000    1999     1998      1997            1996            1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $17.24   17.39    21.51       18.17          14.48            15.75
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        (.21)(a)  (.09)(a)   (.12)      (.03)        .01(a)          (.02)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (1.12)   (.06)   (3.30)       3.37           4.14             (.41)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.33)   (.15)   (3.42)       3.34           4.15             (.43)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 --      --       --          --           (.03)              --
--------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions          --      --     (.70)         --           (.43)            (.84)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                   --      --     (.70)         --           (.46)            (.84)
--------------------------------------------------------------------------------------------------------------------------
Net assets value, end of period                   $15.91   17.24    17.39       21.51          18.17            14.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                                 (7.71)   (.86)  (16.37)      18.38**        28.77(B)         (2.51)**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)             29      57       91         100             20                1
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     2.32(d)  2.25    2.28        2.24*          2.19             2.35*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      2.31(d)  2.25    2.28        2.24*          2.06             1.95*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (1.23)   (.52)    (.61)       (.41)*          .12             (.94)*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           19      47       50          83*            23               86*
--------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS I
                                                                                                           FOR THE PERIOD
                                                                                                           NOVEMBER 1
                                                        YEAR ENDED          ELEVEN MONTHS     YEAR         (COMMENCEMENT
                                                       NOVEMBER 30,           ENDED          ENDED         OF OPERATIONS)
                                                  -----------------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                                   2000    1999     1998      1997            1996            1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $18.19   18.13    22.08       18.40          14.52            14.25
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                .03(a)   .15(a)    .28       .13            .25(a)            --
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (1.20)   (.09)   (3.53)       3.55           4.13             1.11
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.17)    .06    (3.25)       3.68           4.38             1.11
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 --      --       --          --           (.07)              --
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                     --      --     (.70)         --           (.43)            (.84)
--------------------------------------------------------------------------------------------------------------------------
Total dividends                                       --      --     (.70)         --           (.50)            (.84)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $17.02   18.19    18.13       22.08          18.40            14.52
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                   (6.43)    .33   (15.14)      20.00**        30.28(B)          8.03**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)              3       6        9          15              9                2
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      .92(d)   .92     .86         .89*           .84              .90*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       .91(d)   .92     .86         .89*           .84              .47*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            .18     .81      .81         .94*          1.34              .28*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           19      47       50          83*            23               86*
--------------------------------------------------------------------------------------------------------------------------

 *  Annualized.

**  Not annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class A, Class B,
    Class C and Class I, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Small Cap Value Fund (the "Fund") is a
                             diversified series of Kemper Value Series, Inc.
                             (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated

NOTES TO FINANCIAL STATEMENTS

                             investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a tax basis net loss carryforward of approximately $69,500,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2006 ($5,735,000) and November 30, 2007 ($63,765,000), the respective expiration dates, or whichever occurs first. In addition, from November 1, 2000 through November 30, 2000 the Fund incurred approximately $1,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended October 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $ 82,518,975

                             Proceeds from sales                     345,051,987

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first
                             $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $3,328,606 for the year ended November 30, 2000.
                             This was equivalent to an annual effective rate of .74% for the year ended November 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.

NOTES TO FINANCIAL STATEMENTS

                             ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 2000 are $26,599.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 2000 are $2,916,514, of which $115,019 is unpaid at November 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 2000 were $1,119,883, of which $81,020 was unpaid at November 30, 2000. In addition, $352 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,778,111 for the year ended November 30, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to is officers and incurred directors' fees of $27,472 to independent directors. In addition, a one-time fee of $13,948 was accrued for payment to those Directors not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $6,974 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                           2000                                1999
                                                              ------------------------------      ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                21,984,536      $ 390,657,314       31,425,146      $ 562,252,513
                                       -----------------------------------------------------------------------------------------
                                        Class B                 1,640,621         28,004,147        3,877,050         68,166,631
                                       -----------------------------------------------------------------------------------------
                                        Class C                   608,668         10,474,847        1,137,319         20,355,532
                                       -----------------------------------------------------------------------------------------
                                        Class I                    73,868          1,363,817          336,913          6,404,017
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (29,405,375)      (522,710,072)     (42,695,981)      (773,760,212)
                                       -----------------------------------------------------------------------------------------
                                        Class B                (7,631,289)      (130,687,485)     (10,611,386)      (175,703,372)
                                       -----------------------------------------------------------------------------------------
                                        Class C                (2,147,358)       (36,889,400)      (3,066,404)       (53,368,588)
                                       -----------------------------------------------------------------------------------------
                                        Class I                  (186,270)        (3,374,404)        (536,067)       (10,115,134)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   174,507          3,086,111          484,095          8,721,574
                                       -----------------------------------------------------------------------------------------
                                        Class B                  (181,207)        (3,086,111)        (498,722)        (8,721,574)
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $(263,161,236)                      $(355,768,614)
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $3,900 and $33,584, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds ("the
                             Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          Zurich Scudder has initiated a program to
                             reorganize and combine the two fund families in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             Zurich Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Zurich Scudder and certain of the affected funds.
                             Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER SMALL CAP VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Cap Value Fund, as of November 30, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Cap Value Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 17, 2001

NOTES

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Director                          President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Director                          JAMES M. EYSENBACH                Assistant Secretary
                                  Vice President
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                                  BRENDA LYONS
Chairman, Director and            KATHRYN L. QUIRK                  Assistant Secretary
Vice President                    Vice President

FRED B. RENWICK                   LOIS R. ROMAN
Director                          Vice President

JOHN G. WEITHERS                  THOMAS F. SASSI
Director                          Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund/Value Style prospectus.
KSCVF - 2 (1/25/01) 5938
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)